UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 2, 2015, SolarCity Corporation (the “Company”) issued the following new series of Solar Bonds (the “Offered Series”) through Incapital LLC (the “Distribution Agent”) pursuant to the previously announced Solar Bond Program and the distribution agreement entered into by and between the Company and the Distribution Agent on March 9, 2015. The offering period for the Offered Series began on March 23, 2015 and closed on March 30, 2015.  The principal amount of Solar Bonds sold by the Company in each Offered Series is set forth in the table below.  In addition, the Solar Bonds of each Offered Series will mature on the date and bear interest at a rate, as set forth in the table below.

Title of Series of Solar Bonds	CUSIP	Maturity Date	Interest Rate	Principal Amount Issued
1.60% Solar Bonds, Series 2015/C11-1	83417KAL2	April 2, 2016	1.60%	$95,000
2.65% Solar Bonds, Series 2015/C12-3	83417KAM0	April 2, 2018	2.65%	$165,000
3.60% Solar Bonds, Series 2015/C13-5	83417KAN8	April 2, 2020	3.60%	$24,000
4.70% Solar Bonds, Series 2015/C14-10	83417KAP3	April 2, 2025	4.70%	$15,000

The Solar Bonds in each Offered Series were issued pursuant to an indenture, dated as of October 15, 2014 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to such Offered Series (each, a “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Solar Bonds of each Offered Series are senior unsecured obligations of the Company.  In addition, the occurrence of certain events will result in an “Event of Default” with respect to each Offered Series, which may result in the acceleration of the maturity of such Offered Series.  For a description of (i) the ranking of the Offered Series as compared to other indebtedness of the Company, (ii) the types of events that would give rise to an Event of Default, and (iii) the rights of the Trustee or holders upon the occurrence of an Event of Default, see “Item 1.01. Entry into a Material Definitive Agreement ‒ Solar Bonds Program” in our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 15, 2014.  The description of these terms in such previously filed Form 8-K is specifically incorporated by reference herein.

The summary of the Solar Bonds offering discussed above is qualified in its entirety by reference to the text of the Base Indenture and each Supplemental Indenture, and the related forms of Solar Bonds, which are included as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	Twenty-Third Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 1.60% Solar Bonds, Series 2015/C11-1.
4.3	Twenty-Fourth Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 2.65% Solar Bonds, Series 2015/C12-3.
4.4	Twenty-Fifth Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 3.60% Solar Bonds, Series 2015/C13-5.
4.5	Twenty-Sixth Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 4.70% Solar Bonds, Series 2015/C14-10.
4.6	Form of 1.60% Solar Bonds, Series 2015/C11-1 (included in Exhibit 4.2 hereto).
4.7	Form of 2.65% Solar Bonds, Series 2015/C12-3 (included in Exhibit 4.3 hereto).
4.8	Form of 3.60% Solar Bonds, Series 2015/C13-5 (included in Exhibit 4.4 hereto).
4.9	Form of 4.70% Solar Bonds, Series 2015/C14-10 (included in Exhibit 4.5 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad W. Buss
Brad W. Buss
Date: April 2, 2015		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	Twenty-Third Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 1.60% Solar Bonds, Series 2015/C11-1.
4.3	Twenty-Fourth Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 2.65% Solar Bonds, Series 2015/C12-3.
4.4	Twenty-Fifth Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 3.60% Solar Bonds, Series 2015/C13-5.
4.5	Twenty-Sixth Supplemental Indenture, dated as of April 2, 2015, by and between the Company and the Trustee, related to the Company’s 4.70% Solar Bonds, Series 2015/C14-10.
4.6	Form of 1.60% Solar Bonds, Series 2015/C11-1 (included in Exhibit 4.2 hereto).
4.7	Form of 2.65% Solar Bonds, Series 2015/C12-3 (included in Exhibit 4.3 hereto).
4.8	Form of 3.60% Solar Bonds, Series 2015/C13-5 (included in Exhibit 4.4 hereto).
4.9	Form of 4.70% Solar Bonds, Series 2015/C14-10 (included in Exhibit 4.5 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).